Exhibit 10

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned persons, on September 1, 2016, hereby agree and consent to the joint filing on their behalf of this Schedule 13D (including any amendments thereto) in connection with their beneficial ownership of the Common Stock of American Power Group Corporation.
ARROW, LLC

/s/ Matthew van Steenwyk
Name: Matthew van Steenwyk Title: Manager
/s/ Matthew van Steenwyk
Matthew van Steenwyk

/s/ Betty van Steenwyk
Betty van Steenwyk
/s/ Matthew van Steenwyk
Matthew van Steenwyk, Trustee The Matthew Donald Van Steenwyk GST Trust